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                                                                    Exhibit 10.1

                                 AMENDMENT NO. 2
                         TO SALE AND SERVICING AGREEMENT

                  Amendment No. 2 to the Sale and Servicing Agreement, dated as of June 25, 2004 (this "Amendment"), by and among ABFS Balapointe, Inc, as depositor (the "Depositor"), American Business Credit, Inc., as an originator and servicer (the "Servicer"), HomeAmerican Credit, Inc., d/b/a Upland Mortgage, as an originator ("Upland"), American Business Mortgage Services, Inc., as an originator ("ABMS" and, together with the Servicer and Upland, the "Originators"), ABFS Mortgage Loan Warehouse Trust 2003-1, as trust (the "Trust"), American Business Financial Services, Inc., as sponsor (the "Sponsor"), JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee"), JPMorgan Chase Bank, as collateral agent (the "Collateral Agent") and JPMorgan Chase Bank, as note purchaser (the "Note Purchaser").

                                    RECITALS

                  The Depositor, the Originators, the Servicer, the Trust, the Sponsor, the Indenture Trustee and the Collateral Agent are parties to that certain Sale and Servicing Agreement, dated as of September 22, 2003, (as amended by Amendment No. 1 to Sale and Servicing Agreement, dated as of May 12, 2004, the "Existing Sale Agreement"; as amended by this Amendment, the "Sale Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in Appendix I to the Sale Agreement.

                  The Depositor, the Originators, the Servicer, the Trust, the Sponsor, the Indenture Trustee and the Collateral Agent have agreed, subject to the terms and conditions of this Amendment, that the Existing Sale Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Sale Agreement.

                  Accordingly, the Depositor, the Originators, the Servicer, the Trust, the Sponsor, the Indenture Trustee and the Collateral Agent hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Sale Agreement is hereby amended, as follows:

SECTION 1.        Definitions.

                  (a) The following definitions are hereby added to Appendix I of the Existing Sale Agreement:

                           "MERS": Mortgage Electronic Registration System, Inc.
                  a corporation organized and existing under the laws of the State of Delaware or any successor thereto.

                           "MERS Mortgage Loan": Any Mortgage Loan registered
                  with MERS on the MERS(R) System.





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                           "MERS Procedures Manual": The MERS Procedures Manual,
                  as it may be amended, supplemented or otherwise modified from time to time.

                           "MERS(R) System": MERS mortgage electronic registry
                  system, as more particularly described in the MERS Procedures Manual.

                           "MIN": The mortgage identification number for any
                  MERS Mortgage Loan.

                           "MOM Loan": Any Mortgage Loan as to which MERS is
                  acting as original mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

                  (b) The following definition is hereby amended and restated in its entirety to read as follows:

                           "Mortgage Loan Schedule": The schedule of Mortgage
                  Loans as of the related Cut-Off Date attached as Schedule I to the related Assignment, which will be deemed to be modified automatically to reflect any replacement, sale, substitution, liquidation, transfer or addition of any Mortgage Loan, including the addition of a Mortgage Loan, pursuant to the terms hereof. The Mortgage Loan Schedule shall be transmitted either electronically or in hard copy, and shall set forth the following information with respect to each Mortgage Loan so pledged:

                  (i)      the Originator's Mortgage Loan identifying number and
                     the MIN in the case of MERS Mortgage Loans;

                  (ii)     the Mortgagor's name and social security number;

                  (iii)    the street address of the Mortgaged Property,
                       including the state and zip code;

                  (iv)     a code indicating whether the Mortgaged Property was
                      represented by the Mortgagor as being owner-occupied on the date of origination;

                  (v)      the type of Residential Dwelling constituting the
                     Mortgaged Property;

                  (vi)     the months to maturity at origination, based on the
                      original amortization schedule;

                  (vii)    the loan-to-value ratio at origination;





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                  (viii)  the rate of interest in effect on the Transfer Date;

                  (ix)    the day of the month on which the first monthly
                      payment was due, and, if different, the day of the month on which monthly payments are due as of the Transfer Date;

                  (x)     the stated maturity date;

                  (xi)    the amount of the monthly payment due at origination;

                  (xii)   the amount of the monthly payment due on the first due
                       date after the Transfer Date;

                  (xiii)  the interest paid-through date;

                  (xiv)   the last monthly payment date on which any portion of
                       the monthly payment was applied to the reduction of principal;

                  (xv)    the original principal amount;

                  (xvi)   the Principal Balance as of the close of business on
                       the Transfer Date;

                  (xvii)  if the Mortgage Loan is an adjustable-rate loan, the initial adjustment date thereunder, including the look-back period;

                  (xviii) if the Mortgage Loan is an adjustable-rate loan, the gross margin over the applicable interest rate index;

                  (xix)   a code indicating the purpose of the Mortgage Loan, as
                       indicated by the Mortgagor (i.e., purchase financing, rate/term refinancing or cash-out refinancing);

                  (xx)    if the Mortgage Loan is an adjustable-rate loan, the
                      maximum interest rate;

                  (xxi)   if the Mortgage Loan is an adjustable-rate loan, the
                       minimum interest rate;

                  (xxii)  the interest rate at origination;

                  (xxiii) if the Mortgage Loan is an adjustable-rate loan, the periodic rate cap and the maximum adjustment in the interest rate that may be made on the first adjustment date immediately following the Transfer Date;











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                  (xxiv)    a code indicating the documentation program (i.e.,
                        full documentation, limited documentation or stated income);

                  (xxv)     if the Mortgage Loan is an adjustable-rate loan, the
                       applicable interest rate index to which the gross margin is added, including the source of such index;

                  (xxvi)    if the Mortgage Loan is an adjustable-rate loan, the
                        first adjustment date thereunder to occur after the Transfer Date;

                  (xxvii)   the risk grade;

                  (xxviii)  any risk upgrade;

                  (xxix)    the appraised value of the Mortgaged Property at
                        origination;

                  (xxx)     if different from the appraised value, the dollar
                       value of the review appraisal of the Mortgaged Property at origination;

                  (xxxi)    the sale price of the Mortgaged Property, if
                        applicable;

                  (xxxii)   the product type code (e.g., 3/27, 2/28, balloon,
                         etc.);

                  (xxxiii)  a code indicating whether the Mortgage Loan is a first-lien loan or a second-lien loan;

                  (xxxiv)   if the Mortgage Loan is a second-lien loan, the
                         outstanding principal balance of the first lien on the date of origination of such Mortgage Loan;

                  (xxxv)    if the Mortgage Loan is a second-lien loan, the
                        combined loan-to-value ratio of such Mortgage Loan and the first lien to which it is subject, as of the origination date of such Mortgage Loan;

                  (xxxvi)   the prepayment penalty code;

                  (xxxvii)  the prepayment penalty term;

                  (xxxviii) the late charge;

                  (xxxix)   the rounding code (next highest or nearest 0.125%);
                         and

                  (xl)      the Mortgagor's FICO score, if any;















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                  (xli)     if there is mortgage insurance with respect to the
                       Mortgage Loan, a code so indicating;

                  (xlii)    the date the Mortgage Loan was originated;

                  (xliii)   if the Mortgage Loan is negatively amortizing, a
                         code so indicating;

                  (xliv)    if the Mortgage Loan is a Section 32 Loan, a code so
                        indicating;

                  (xlv)     the Mortgagor's debt to income ratio;

                  (xlvi)    the number of units included in the Mortgaged
                        Property;

                  (xlvii)   the remaining term of the Mortgage Loan, stated in
                         months;

                  (xlviii)  the age of the Mortgage Loan, in months;

                  (xlix)    the first monthly payment date under the Mortgage
                        Loan;

                  (l)       if the Mortgage Loan is an adjustable-rate loan, the
                     frequency at which the interest rate is adjusted;

                  (li)      if the Mortgage Loan is an adjustable-rate loan, the
                      frequency at which the monthly payment amount is adjusted;

                  (lii)     if the Mortgage Loan is an adjustable-rate loan, the
                       next reset date to occur after the Transfer Date;

                  (liii)    if the Mortgage Loan is an adjustable-rate loan, the
                        maximum change that may be made in the interest rate on any adjustment date;

                  (liv)     if the Mortgage Loan is a business purpose loan, a
                       code so indicating; and

                  (lv)      if the Mortgage Loan is a Wet-Ink Mortgage Loan, a
                      code so indicating.

                  SECTION 2. Amendment to Section 2.06. Section 2.06 of the Existing Sale Agreement is hereby amended in its entirety to read as follows:

                            Section 2.06. Delivery of Mortgage Loan Documents.
                  (a) In connection with the transfer and assignment of the Mortgage Loans, the Originators shall, no less than one (1)







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                  Business Day prior to the related Transfer Date, deliver to the Collateral Agent, on behalf of the Indenture Trustee (as Collateral Agent and secured party on behalf of and for the benefit of the Noteholders), a Mortgage Loan Schedule and each of the following documents or instruments with respect to each Mortgage Loan (other than any Wet-Ink Mortgage Loan covered by
                  Section 2.06(b) hereof) so transferred or assigned:

                            (i) the original Mortgage Note and related power of
                  attorney, if any, endorsed without recourse from the Originators in blank; including all intervening endorsements showing a complete chain of endorsement;

                            (ii) the related original Mortgage with evidence of
                  recording indicated thereon or a copy thereof certified by the applicable recording office;

                            (iii) if the original Mortgage does not show the
                  related Originator (or MERS with respect to any MERS Mortage Loans) as the mortgagee thereon, the recorded mortgage assignment, or copy thereof certified by the applicable recording office, showing a complete chain of assignment from the originator of the related Mortgage Loan to the related Originator (or MERS with respect to any MERS Mortgage Loan) (which assignment may, at such Originator's option, be combined with the assignment referred to in subpart (iv) hereof, in which case it must be in recordable form, but need not have been previously recorded);

                            (iv) an Assignment of Mortgage in recordable form of
                  each Mortgage endorsed from the related Originator to "JPMorgan Chase Bank, as collateral agent for the holder of the related mortgage note from time to time" (except with respect to any MERS Mortgage Loan);

                            (v) originals of all assumption, modification and
                  substitution agreements in those instances where the terms or provisions of a Mortgage or Mortgage Note have been modified or such Mortgage or Mortgage Note has been assumed; and

                            (vi) an original title insurance policy (or (A) a
                  copy of the title insurance policy, or (B) a binder thereof or copy of such binder together with a certificate from the related Originator that the original Mortgage has been delivered to the title insurance company that issued such binder for recordation).





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                           In instances where the original recorded Mortgage and
                  a completed assignment thereof in recordable form cannot be delivered by the related Originator to the Collateral Agent, on behalf of the Indenture Trustee on or prior to such Business Day prior to the related Transfer Date (or, with respect to Wet-Ink Mortgage Loans, within five (5) Business Days following such Transfer Date), due to a delay in connection with recording, the related Originator may:

                           1) in lieu of delivering such original recorded Mortgage, deliver to the Collateral Agent, on behalf of the Indenture Trustee, a copy thereof; provided, that the related Originator certifies that the original Mortgage has been delivered to a title insurance company for recordation after receipt of its policy of title insurance or binder therefor; and

                           2) in lieu of delivering the completed Assignment of Mortgage in recordable form, deliver to the Collateral Agent, on behalf of the Indenture Trustee, the Assignment of Mortgage in recordable form, otherwise complete except for recording information.

                           The Collateral Agent, on behalf of the Indenture
                  Trustee, shall promptly upon receipt thereof, with respect to each Mortgage Note described in Section 2.06(a)(i) hereof and each Assignment of Mortgage described in Section 2.06(a)(iv) hereof, if requested by the Note Purchaser, fill in the name of the Collateral Agent.

                           (b) With respect to each Wet-Ink Mortgage Loan,
                  within five (5) Business Days following the related Transfer Date, the related Originator shall have delivered or caused to be delivered to the Collateral Agent, on behalf of the Indenture Trustee, the Custodial Loan File documents.

                           (c) Notwithstanding anything contrary in Section
                  2.06(a), all documents sent out for correction will be returned to the Collateral Agent within ten (10) calendar days.

                           (d) As promptly as practicable, but in any event
                  within thirty (30) days from the request of the Note Purchaser, the related Originator shall promptly submit for recording in the appropriate public office for real property records, each Assignment of Mortgage referred to in Section 2.06(a)(iv); provided, however, that, for administrative convenience and facilitation of servicing and to reduce costs, Assignments of Mortgage shall not be required to be submitted for recording with respect to any MERS Mortgage Loan or any Mortgage Loan with respect to which the Collateral Agent, the Indenture Trustee and the Note Purchaser has received an






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                  Opinion of Counsel, satisfactory in form and substance to each of them, to the effect that the recordation of such Assignments of Mortgage in any specific jurisdiction is not necessary to protect the Indenture Trustee's interest in the related Mortgage. The Collateral Agent, while serving as such, on behalf of the Indenture Trustee, shall retain a copy, after receipt thereof, of each Assignment of Mortgage submitted for recording. In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, such Originator shall promptly prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and thereafter such Originator shall submit each such Assignment of Mortgage for recording. The costs relating to the delivery and recordation of the documents in connection with the Mortgage Loans as specified in this Article II shall be borne by the related Originator.

                           (e) The related Originator shall, within five (5)
                  Business Days after the receipt thereof, deliver, or cause to be delivered, to the Collateral Agent, on behalf of the Indenture Trustee: (i) the original recorded Mortgage and related power of attorney, if any, in those instances where a copy thereof certified by the related Originator was delivered to the Collateral Agent, on behalf of the Indenture Trustee;
                  (ii) if applicable, the original recorded Assignment of Mortgage from the related Originator to the Collateral Agent, which, together with any intervening assignments of Mortgage, evidences a complete chain of assignment from the originator of the Mortgage Loan to the Collateral Agent, in those instances where copies of such assignments certified by the applicable recording office were delivered to the Collateral Agent, on behalf of the Indenture Trustee; and (iii) the title insurance policy or title opinion required in Section 2.06(a)(vi) in those instances where a copy thereof certified by the related Originator was delivered to the Collateral Agent, on behalf of the Indenture Trustee.

                           Notwithstanding anything to the contrary contained in
                  this Section 2.06, in those instances where the public recording office retains the original Mortgage, power of attorney, if any, assignment or Assignment of Mortgage after it has been recorded or such original has been lost, the related Originator shall be deemed to have satisfied its obligations hereunder upon delivery to the Collateral Agent, on behalf of the Indenture Trustee, of a copy of such Mortgage, power of attorney, if any, assignment or Assignment of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.






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                           From time to time the related Originator may forward,
                  or cause to be forwarded, to the Collateral Agent, on behalf of the Indenture Trustee, additional original documents evidencing any assumption or modification of a Mortgage Loan.

                           (f) All original documents relating to the Mortgage
                  Loans that are not delivered to the Collateral Agent, on behalf of the Indenture Trustee, as permitted by Section 2.06(a) hereof are, and shall be, held by the Servicer or the related Originator, as the case may be, in trust for the benefit of the Indenture Trustee, on behalf of the Noteholders. In the event that any such original document is required pursuant to the terms of this Section 2.06 to be a part of a Custodial Loan File, such document shall be delivered promptly to the Collateral Agent, on behalf of the Indenture Trustee. From and after the sale of the Mortgage Loans to the Trust pursuant hereto, to the extent that the related Originator retains legal title of record to any Mortgage Loans prior to the vesting of legal title in the Trust, such title shall be retained in trust for the Trust as the owner of the Mortgage Loans, and the Indenture Trustee, as the pledgee of the Trust under the Indenture. In acting as custodian of any original document which is part of the Custodial Loan Files, the Servicer agrees further that it does not and will not have or assert any beneficial ownership interest in the related Mortgage Loans or the Servicer's Loan Files. Promptly upon the Servicer's receipt of any such original document, the Servicer, on behalf of the Trust, shall mark conspicuously each such original document, and its master data processing records with a legend evidencing that the Trust has purchased the related Mortgage Loan and all right and title thereto and interest therein, and pledged such Mortgage Loan and all right and title thereto and interest therein to the Indenture Trustee, on behalf of the Noteholders.

                  SECTION 3. Amendment to Section 3.01. Section 3.01 of the Existing Sale Agreement is hereby amended by adding the following paragraph immediately after paragraph (w) to read as follows:

                           (x) On each Transfer Date when MERS Mortgage Loans
                  are sold, the applicable originator of the Mortgage Loan was registered as a member of MERS in good standing, doing business under the organization name "Mortgage Servicing Center," and was in compliance in all material respects with the MERS Procedures Manual in connection with the origination and servicing of the MERS Mortgage Loans sold by such originator.

                  SECTION 4. Amendment to Section 6.01(b). Sections 6.01(b)(vii) and (viii) are hereby amended in their entirety to read as follows:







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                           (vii) subject to Section 6.01(c) below, each related
                  Originator and the Depositor shall, at its own expense, within one Business Day following the Transfer Date, indicate in its computer files that the Mortgage Loans identified in the related Assignment have been sold to the Trust pursuant to this Agreement and such Assignment;

                           (viii) subject to Section 6.01(c) below, the
                  Depositor shall have taken any action requested by the Indenture Trustee, the Trust or the Noteholders required to maintain the ownership interest of the Trust in the Mortgage Loan and the Trust Estate;

                  SECTION 5. Addition of Section 6.01(c). The following Section 6.01(c) is hereby added to the Existing Sale Agreement immediately after Section 6.01(b):

                           (c) If any Mortgage has been recorded in the name of
                  MERS, no Assignment of Mortgage in favor of the Indenture Trustee will be required to be prepared or delivered and instead, the Servicer shall take all reasonable actions as are necessary to cause the interest of the Collateral Agent (on behalf of the Indenture Trustee) to be shown with respect to such Mortgage Loan on the records of MERS for the purpose of the MERS System.

                  SECTION 6. Representations and Warranties. Each of the Depositor, Originators, the Trust, the Servicer, the Sponsor and the Indenture Trustee hereby represents and warrants to the Collateral Agent that it is in compliance with all the terms and provisions set forth in the Existing Sale Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms each of their respective representations and warranties contained in Article III of the Existing Sale Agreement.

                  SECTION 7. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Sale Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                  SECTION 8. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                  SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

                            [SIGNATURE PAGE FOLLOWS]



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                  IN WITNESS WHEREOF, the Servicer, the Trust, the Indenture
Trustee, the Collateral Agent, the Originators, the Subservicers and the Depositor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                            ABFS BALAPOINTE, INC., as Depositor



                                            By:  /s/ Jeffrey M. Ruben
                                                --------------------------------
                                                Name:  Jeffrey M. Ruben
                                                Title: Executive Vice President


                                            AMERICAN BUSINESS FINANCIAL
                                                SERVICES, INC., as the Sponsor



                                            By:  /s/ Anthony J. Santilli
                                                --------------------------------
                                                Name:  Anthony J. Santilli
                                                Title: Chairman, CEO & President


                                            HOMEAMERICAN CREDIT, INC. D/B/A
                                                UPLAND MORTGAGE, as an
                                                Originator and a Subservicer



                                            By:  /s/ Jeffrey M. Ruben
                                                --------------------------------
                                                Name:  Jeffrey M. Ruben
                                                Title: Executive Vice President

                                          ABFS MORTGAGE LOAN WAREHOUSE
                                              TRUST 2003-1


                                          By: WILMINGTON TRUST COMPANY, not
                                              in its individual capacity but
                                              solely as Owner Trustee



                                          By:  /s/ Linda C. Mack
                                              ----------------------------------
                                              Name:  Linda C. Mack
                                              Title: Financial Services Officer


                                          AMERICAN BUSINESS CREDIT, INC., as an
                                              Originator and the Servicer



                                          By:  /s/ Beverly Santilli
                                              ----------------------------------
                                              Name:  Beverly Santilli
                                              Title: President


                                          AMERICAN BUSINESS MORTGAGE
                                              SERVICES, INC., as an Originator
                                              and a Subservicer



                                          By:  /s/ Jeffrey M. Ruben
                                              ----------------------------------
                                              Name:  Jeffrey M. Ruben
                                              Title: Executive Vice President












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                                          JPMORGAN CHASE BANK, not in its
                                              individual capacity but solely as
                                              Indenture Trustee



                                          By:  /s/ Joseph Costantino
                                              ----------------------------------
                                              Name:  Joseph Costantino
                                              Title: Assistant Vice President


                                          JPMORGAN CHASE BANK, not in its
                                              individual capacity but solely as
                                              Collateral Agent



                                          By:  /s/ Michael W. Nicholson
                                              ----------------------------------
                                              Name:  Michael W. Nicholson
                                              Title: Senior Vice President


                                          Acknowledged and Agreed:
                                          -----------------------


                                          JPMORGAN CHASE BANK, as Note
                                              Purchaser, 100% Noteholder and
                                              Lender



                                          By:  /s/ Michael W. Nicholson
                                              ----------------------------------
                                              Name:  Michael W. Nicholson
                                              Title: Senior Vice President



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